EXHIBIT 1


                             JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of April 25, 2007, is made by and between Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Advisors LLC, Fortress Principal Investment Holdings IV LLC, Fortress Investment Group LLC, Drawbridge Special Opportunities Fund LP, Fortress Operating Entity I LP, Drawbridge Special Opportunities Fund Ltd., Drawbridge OSO Securities LLC, Drawbridge DSO Securities LLC, FIG LLC and FIG Corp. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.


                                      DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                                      By:  DRAWBRIDGE SPECIAL OPPORTUNITIES GP
                                           LLC
                                             its general partner


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory


                                      DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory


                                      FORTRESS PRINCIPAL INVESTMENT HOLDINGS
                                      IV LLC


                                      By: /s/ Randal A. Nardone
                                          -------------------------------------
                                          Name:  Randal A. Nardone
                                          Title: Authorized Signatory


                                      DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS
                                      LLC


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory

                                      FORTRESS INVESTMENT GROUP LLC


                                      By: /s/ Randal A. Nardone
                                          -------------------------------------
                                          Name:  Randal A. Nardone
                                          Title: Authorized Signatory


                                      FORTRESS OPERATING ENTITY I LP

                                      By:  FIG CORP.
                                             its general partner


                                      By:  /s/ Randal A. Nardone
                                           ------------------------------------
                                           Name:  Randal A. Nardone
                                           Title: Authorized Signatory


                                      DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory


                                      FIG LLC


                                      By: /s/ Randal A. Nardone
                                          -------------------------------------
                                          Name:  Randal A. Nardone
                                          Title: Authorized Signatory

                                      FIG CORP.


                                      By: /s/ Randal A. Nardone
                                          -------------------------------------
                                          Name:  Randal A. Nardone
                                          Title: Authorized Signatory


                                      DRAWBRIDGE OSO SECURITIES LLC


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory


                                      DRAWBRIDGE DSO SECURITIES LLC


                                      By: /s/ Glenn Cummins
                                          -------------------------------------
                                          Name:  Glenn Cummins
                                          Title: Authorized Signatory